Operating Segment Analysis	6 Months Ended
Dec. 31, 2025
Disclosure of entity's operating segments [Abstract]
Operating Segment Analysis	Operating Segment Analysis
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker (“CODM”) in deciding on how to allocate resources and in assessing performance. The Company’s CODM is considered to be the Company’s Chief Executive Officer (“CEO”). The CEO reviews financial information presented on a Group level basis for the purposes of making operating decisions and assessing financial performance. Therefore, the Group has determined that it operates in a single operating and reportable segment. This is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets, representing the Group’s single cash generating unit.